                       SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     Second Amendment to Employment Agreement (the "Amendment"), dated effective July 31, 1997, by and between Pentegra Dental Group, Inc., a Delaware corporation (the "Company"), and Omer K. Reed, D.D.S. ("Employee").

                                 W I T N E S S E T H

     WHEREAS, the parties hereto entered into that certain Employment Agreement (as amended, the "Employment Agreement") dated July 31, 1997 among the Company and Employee, and that certain Amendment to Employment Agreement dated effective July 31, 1997 among the Company and Employee.

     WHEREAS, the parties hereto desire to further amend the Employment Agreement as set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the undersigned do hereby agree as follows:

     1. Section 4(a) of the Employment Agreement is hereby amended in its entirety to read as follows:

          (a) BASE SALARY. Commencing on the Commencement Date, Employee shall be entitled to receive a base salary of $87,500.00 per annum or as increased from time to time by the Board of Directors of the Company or the Compensation Committee of the Board of Directors ("Compensation Committee") thereof.

     2. The Employment Agreement shall be hereby amended to reflect the foregoing agreement of the parties hereto. Except as amended hereby, the Employment Agreement shall remain unchanged.

     3. Terms used herein with their initial letter capitalized and not otherwise defined shall have the meaning assigned to such terms in the Employment Agreement.

     Executed to be effective as of the day and year first set forth above.

                              PENTEGRA DENTAL GROUP, INC.


                              By:  /s/ Gary S. Glatter
                                  --------------------------------
                                   Gary S. Glatter, President

                              EMPLOYEE


                              /s/ Omer K. Reed
                              ------------------------------------
                              Omer K. Reed, DDS